JNF SSgA RETIREMENT INCOME PORTFOLIO

Supplement Dated November 25, 2014

To the Prospectus and Statement of Additional Information each dated March 3, 2014

This Supplement supersedes the previous Supplement dated October 24, 2014

Effective October 20, 2014, Michael Martel replaced Christopher Goolgasian as one of the Sub-Adviser’s three named Portfolio Managers for the JNF SSgA Retirement Income Portfolio. Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

Effective October 24, 2014, the Prospectus is revised as follows:

The entire section on Page 6 under the heading “Sub-Adviser Portfolio Managers” is replaced as follows:

Sub-Adviser Portfolio Managers:   Timothy Furbush, CFA, CMT and Jeremiah K. Holly, CFA have served as portfolio managers since the Portfolio commenced operations, and Michael Martel has served as portfolio manager since October 2014.

The first two paragraphs on Page 18 under the heading “Sub-Adviser Portfolio Managers” are replaced as follows:

Sub-Adviser Portfolio Managers

The Portfolio’s assets are managed by SSgA’s Investment Solutions Group (“ISG”).  Michael Martel, Timothy Furbush, and Jeremiah K. Holly are jointly and primarily responsible for the day-to-day management of the Portfolio.

Michael Martel

Mr. Martel is vice president of SSgA FM and a senior portfolio manager for ISG and serves as ISG’s Head of Portfolio Management for the Americas. He has been a portfolio manager for SSgA since 1994, during which time he has worked with clients on a wide range of solutions, including aligning assets with both short- and long-term investment objectives, tactically allocating amongst asset classes to enhance returns, and leading the ISG exposure management efforts in North America. Exposure management solutions involve the construction of derivative and physical based portfolios to address client needs ranging from cash equitization to custom rebalancing to tail risk hedging. In addition, Mr. Martel oversees the continued development of proprietary portfolio management systems and assists in ongoing research efforts.

Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master’s degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

Effective October 24, 2014, the Statement of Additional Information is revised as follows:

The first two paragraphs on Page 27 under the heading “Portfolio Managers” are replaced as follows:

PORTFOLIO MANAGERS

The following provides further information for those individuals that are primarily responsible for the day-to-day management of the Portfolio.  Experience and business background for the Portfolio

managers may be found in the Prospectus under the section “Portfolio Managers.”   As of September 30, 2014, they were responsible for the management of the following types of accounts:

Adviser/Sub-Adviser and Portfolio Managers	Other Accounts Managed						Other Accounts Managed with Performance-Based Advisory Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Total Assets*	# of Accts	Total Assets*	# of Accts	Total Assets*	# of Accts	Total Assets*	# of Accts	Total Assets*	# of Accts	Total Assets*
Michael Martel	31	5,643.62	152	27,192.73	212	54,189.79	0	0	0	0	13	1,545.83
Timothy Furbush	31	5,643.62	152	27,192.73	212	54,189.79	0	0	0	0	13	1,545.83
Jeremiah Holly	31	5,643.62	152	27,192.73	212	54,189.79	0	0	0	0	13	1,545.83

*in millions

SSgA Funds Management, Inc. utilizes a team approach to manage the Portfolio. The managers of the Portfolio are Michael Martel, Timothy Furbush, CFA, CMT, and Jeremiah K. Holly, CFA.

As of the date of this supplement, none of the Portfolio Managers beneficially owned any shares of the Portfolio.

Effective November 21, 2014, the Prospectus is revised as follows:

The last paragraph under the heading “Principal Investment Strategies” on page 3 and page 9 is replaced as follows:

The Sub-Adviser invests the Portfolio’s assets primarily in ETPs that pay fees to the Sub-Adviser and its affiliates for management, marketing and/or other services.

The following disclosure is added to the section titled “Principal Investment Risks” on page 3 and page 9:

Conflict of Interest Risk:  The Portfolio's Sub-Adviser may receive management or other fees from the ETPs ("Affiliated ETPs") in which the Portfolio may invest, as well as a sub-advisory fee for managing the Portfolio's assets. It is possible that a conflict of interest among the Portfolio and the Affiliated ETPs could affect how the Sub-Adviser fulfills its fiduciary duties to the Portfolio and the Affiliated ETPs. Because the amount of the investment management fees to be earned by the Sub-Adviser may differ depending upon the Affiliated ETPs in which the Portfolio invests, there is a conflict of interest for the Sub-Adviser in selecting the Affiliated ETPs. In addition, the Sub-Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Sub-Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could negatively impact the Portfolio.

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information, each dated March 3, 2014, which provide information that you should know about the Portfolio before investing. These documents are available upon request and without charge by calling the Portfolio toll-free 1-866-667-0564.

Please retain this Supplement for future reference.